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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:  AUGUST 6, 2001
DATE OF EARLIEST EVENT REPORTED:  July 31, 2001

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                      1-15442                    13-3575653
 (State or other          (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                           Identification
incorporation or                                               Number)
  organization)

                           10 MELVILLE PARK ROAD
                          MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (631) 847-3000


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This Form 8-K/A (Amendment No. 1) is being filed to amend the Report on
Form 8-K which was filed by the Registrant on August 1, 2001 (the "Original 8-K"). The Agreement and Plan of Merger by and among Vishay Intertechnology, Inc., Vishay Acquisition Corp. and the Registrant, dated as of July 31, 2001 and the Voting Agreement, dated as of July 31, 2001, between Registrant and certain stockholders of Vishay Intertechnology, Inc. are being filed as exhibits to this report and are hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Item 7 of the original 8-K is hereby amended to add the following exhibits.

        Exhibit   Description
        -------   -----------

          2.1 Agreement and Plan of Merger by and among Vishay Intertechnology, Inc., Vishay Acquisition Corp. and the Registrant, dated as of July 31, 2001.

         10.1 Voting Agreement, dated as of July 31, 2001, between the Registrant and Felix Zandman.

         10.2 Voting Agreement, dated as of July 31, 2001, between the Registrant and Luella B. Slaner.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated:  August 6, 2001


                                   GENERAL SEMICONDUCTOR, INC.


                                   By:  /s/ Robert J. Gange
                                      -------------------------------------
                                       Robert J. Gange
                                       Senior Vice President and
                                       Chief Financial Officer


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                               EXHIBIT INDEX



      Exhibit       Description
      -------       -----------


          2.1 Agreement and Plan of Merger by and among Vishay Intertechnology, Inc., Vishay Acquisition Corp. and the Registrant, dated as of July 31, 2001.

         10.1 Voting Agreement, dated as of July 31, 2001, between the Registrant and Felix Zandman.

         10.2 Voting Agreement, dated as of July 31, 2001, between the Registrant and Luella B. Slaner.